Fair Value - Fair Value Measurements Using Significant Unobservable Inputs (Level III) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Total net realized/unrealized gains (losses) Included in earnings:
Interest income on securities	$ 14	$ 14
Net realized loss on securities available for sale	(310)	(5)
Significant Unobservable Inputs (Level III) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Beginning balance	36,179	35,789
Total net realized/unrealized gains (losses) Included in earnings:
Interest income on securities	14	14
Net realized loss on securities available for sale	(310)	(5)
Included in other comprehensive income	1,326	381
Transfers in and/or out of Level III
Purchases, issuances, sales and settlements
Purchases
Issuances
Sales
Settlements
Ending balance	$ 37,209	$ 36,179